UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1027 Newport Avenue Pawtucket, Rhode Island	02861
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01  Regulation FD Disclosure.

On February 16, 2022, Hasbro, Inc. (“Hasbro”) issued a press release in response to a letter submitted by Alta Fox Opportunities Fund, LP nominating five candidates to stand for election to the Hasbro Board of Directors at Hasbro’s 2022 Annual Meeting of Shareholders.  A copy of this press release is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Hasbro, Inc. Press Release, dated February 16, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

The information furnished in Item 7.01, including the Exhibit attached hereto, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the ability to achieve our financial and business goals and objectives, including accelerating our brand blueprint to achieve long-term sustainable growth. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the U.S. Securities and Exchange Commission. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements.

Additional Information and Where to Find It

Hasbro intends to file with the SEC a proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Hasbro’s 2022 Annual Meeting of Shareholders. This communication is not a substitute for any proxy statement or other document that Hasbro may file with the SEC in connection with any solicitation by Hasbro. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com.

Participants

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro. Information about Hasbro’s executive officers and directors is available in Hasbro’s Annual Report on Form 10-K for the year ended December 27, 2020, which was filed with the SEC on February 24, 2021, and in its proxy statement for the 2021 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2021, and in its Current Reports on Form 8-K filed with the SEC on October 5, 2021, October 10, 2021, October 13, 2021, October 27, 2021 and January 10, 2022. To the extent holdings of Hasbro securities reported in the proxy statement for the 2021 Annual Meeting or in such Form 8-K have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
		Name:	Deborah Thomas
		Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Date: February 17, 2022